UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

BRANCHOUT FOOD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41723	87-3980472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

205 SE Davis Avenue, Bend Oregon	97702
(Address of principal executive offices)	(Zip Code)

(844) 263-6637

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BOF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Convertible Note Amendment

On May 14, 2026, BranchOut Food Inc. (the “Company”), and Kaufman Kapital LLC (“Kaufman”), entered into an amendment to the 12% Senior Secured Convertible Promissory Note of the Company in the original principal amount of up to $3,400,000, dated as of July 23, 2024 (the “Convertible Note”), pursuant to which a 9.99% beneficial ownership limitation provision was added to the Convertible Note. Under this provision, Kaufman may not convert any portion of the Convertible Note into shares of the Company’s common stock to the extent that, after giving effect to such conversion, Kaufman would beneficially own in excess of 9.99% of the outstanding shares of the Company’s Common Stock.

Additional Kaufman Loan

As previously reported, on January 28, 2026, the Company, borrowed $1,500,000 from Kaufman pursuant to a Senior Secured Promissory Note in the principal amount of $1,500,000 (the “Original Note”), and on April 17, 2026, the Company borrowed an additional $750,000 from Kaufman pursuant to an Amended and Restated Secured Promissory Note in the principal amount of $2,250,000 (the “Note”), which amended and restated the Original Note and was in the same form as the Original Note.

On May 15, 2026, the Company borrowed an additional $750,000 from Kaufman on the same terms provided for under the Note (the “Additional Loan”), pursuant to a Second Amended and Restated Secured Promissory Note in the principal amount of $3,000,000 (the “Note”), which amends and restates the Note. The Company intends to use the proceeds of the Additional Loan for working capital purposes for the production of customer orders.

The Note matures on January 28, 2027 and bears interest at a rate of 8% per annum. The Company’s obligations under the Note are secured by a lien granted to Kaufman on substantially all of the Company’s assets pursuant to a Security Agreement previously entered between the Company and Kaufman (the “Security Agreement”) in connection with the issuance of the Convertible Note. In addition, the Note includes affirmative and negative covenants, events of defaults and other terms and conditions, customary in transactions of this nature.

The information set forth above is qualified in its entirety by reference to the actual terms of the Note and Security Agreement, which have been filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 4.1	Amendment No. 3 to Convertible Note, dated May 14, 2026, between the Company and Kaufman Kapital LLC

Exhibit 10.1	Second Amended and Restated Senior Secured Promissory Note of the Company in the principal amount of $3,000,000, dated May 15, 2026, issued to Kaufman Kapital LLC

Exhibit 10.2	Security Agreement between the Company and Kaufman Kapital LLC, dated July 23, 2024 (incorporated by reference to Exhibit 10.3 of the Form 8-K filed by the Company with Securities and Exchange Commission on July 29, 2024)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BranchOut Food Inc.

Date: May 15, 2026	By:	/s/ Eric Healy
Eric Healy, Chief Executive Officer

3